Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  August 20, 2006



                           GOTTAPLAY INTERACTIVE, INC.
                          (Exact name of registrant as
                            specified in its charter)

Nevada                       33-20783-D                   84-1064958
(State or other             (Commission                 (IRS Employer
jurisdiction of             File Number)                Identification
incorporation)                                            Number)


                      3226 Rosedale Street, N.W. Suite 220
                              Gig Harbor, WA 98335
              (Address of principal executive offices and zip code)


                                 (253) 858-4145
                         (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03       Amendment to Articles of Incorporation or Bylaws; Change in
                Fiscal Year

     August 20 2006, the Registrant's Board of Directors approved a change in the Registrant's fiscal year. The old fiscal year ended on January 31. The new fiscal year will begin on October 1 and end on September 30 of each year, effective with the year ended September 30, 2006. In accordance with the position of the Accounting Staff Members in the SEC's Division of Corporation Finance as expressed in "Division of Corporation Finance: Frequently Requested Accounting and Financial Reporting Interpretations and Guidance" dated March 31, 2001, because the Registrant elected to adopt the fiscal year of its accounting acquirer, no transition report is necessary.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GOTTAPLAY INTERACTIVE, INC.

Dated: September 19, 2006           By: /s/ JOHN P. GORST
                                        -----------------
                                    John P. Gorst, Chief Executive Officer